Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[Top half of advertisement is divided into thirds. Each third has a photograph, running the full width of the page, of fencers sparring.]
[On the left hand side of the top photograph the following text prints in white against a black background:]
5.8% Current Yield.*
[On the right hand side of the middle photograph the following text prints in white against a black background:]
CGM American Tax Free Fund.
[On the left hand side of the bottom photograph the following text prints in white against a black background:]
9.6% Tax-Equivalent Yield.**
[Below the three photographs, printing in two columns, in smaller black type is the following text:]
[Left column:] CGM American Tax Free Fund is a no-load fund designed for investors seeking high current income exempt from federal income taxes. Now, through December 31, 2002, the Fund's adviser will absorb all management fees and expenses. That means every dollar you invest goes to work earning tax free income for you.
[In slightly smaller type size than ad body copy above:]
[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text above.]
*5.8% is the Fund's current yield annualized for the 30 days ended 12/31/01. 3.3%, 4.8% and 4.7% are the Fund's average annual total returns for the one and five year periods ended 12/31/01 and from inception on 11/10/93 through 12/31/01 respectively.
**The taxable equivalent yield is based on the Fund's current yield annualized for the 30 days ended 12/31/01 and a 39.1% marginal federal income tax rate, which was the maximum marginal rate for 2001.
[Right column in same size text:] This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. The Fund's adviser is currently absorbing all management fees and expenses. Otherwise the current 30-day yield would be 4.3% through 12/31/01, the taxable equivalent yield would be 7.1%, and the total return numbers through 12/31/01 would be lower. For more complete information, including

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management fees and expenses, call or write the Fund at the address below for a current prospectus. Read it carefully before you invest or send money. [Beneath this text, in the right hand column, appears the following text in larger type size:]
CGM American Tax Free Fund
[A line drawing of a fencer in a box with a black and white striped background
(logo) appears below the text.  To the right of the logo is the following text:]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0758
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO-LOAD
Copyright 2002 CGM